SUB-ITEM 77C: Submission of matter to a vote of security holders

(a) Date of meeting and whether it was an annual or special meeting:

	Shareholders Entitled to Vote	Date of Meeting	Annual/Special Meeting
1	Shareholders of the JNL/Capital Guardian Global Balanced Fund	3/20/17	Special
2	Shareholders of each of the Funds of JNL Series Trust (the "Trust")	6/22/17	Special

(b)	If a meeting involved the election of Directors, state the names of each director elected at the meeting and the names of all other directors now in office

Joint Special Meeting Held on June 22, 2017
Elected Trustees	Trustee Status at Time of Meeting
Michael Bouchard	Incumbent Independent Trustee Nominee
Ellen Carnahan	Incumbent Independent Trustee Nominee
William J. Crowley, Jr.	Incumbent Independent Trustee Nominee
Michelle Engler	Incumbent Independent Trustee Nominee
John Gillespie	Incumbent Interested Trustee Nominee
Mark D. Nerud	Incumbent Independent Trustee Nominee
William R. Rybak	Incumbent Independent Trustee Nominee
Edward Wood	Incumbent Independent Trustee Nominee
Patricia A. Woodworth	Incumbent Independent Trustee Nominee
Eric O. Anyah	Independent Trustee Nominee
Mark S. Wehrle	Independent Trustee Nominee

Other Trustee Now in Office:	Trustee Status at Time of Meeting
Richard D. McLellan	Independent Trustee retiring December 31, 2017

(c)	Describe each matter voted upon at the meeting and state the number of affirmative votes and the number of negative votes cast with respect to each matter:

	Special Meeting Held on March 20, 2017
	Shareholders of the JNL/Capital Guardian Global Balanced Fund:	Affirmative Votes	Negative Votes	Abstentions
1	To approve or disapprove a fundamental policy regarding diversification.	38,719,480.49	1,818,133.44	3,772,520.54
2	To approve or disapprove a fundamental policy regarding industry concentration.	38,696,129.05	1,799,080.08	3,814,925.34
3	To approve or disapprove a fundamental policy regarding investment in real estate and commodities.	38,599,976.06	1,984,429.37	3,725,729.04
4	To approve or disapprove a fundamental policy regarding lending.	38,254,667.18	2,126,487.66	3,928,979.62
5	To approve or disapprove a fundamental policy regarding underwriting.	38,584,024.41	1,830,052.86	3,896,057.19
6	To approve or disapprove a fundamental policy regarding senior securities and borrowings.	38,395,529.10	2,150,459.45	3,764,145.92
7	To approve or disapprove a new fundamental policy regarding investing for the purpose of exercising control of management.	38,868,805.65	1,778,077.08	3,663,251.75
8	To approve or disapprove the elimination of a fundamental policy regarding investment in illiquid securities.	38,203,311.74	2,059,978.15	4,046,844.58

	Joint Special Meeting Held on June 22, 2017
	Michael Bouchard	12,511,738,558.777	223,137,819.455
	Ellen Carnahan	12,525,031,387.531	209,844,990.701
	William J. Crowley, Jr.	12,515,089,454.147	219,786,924.085
	Michelle Engler	12,521,299,101.121	213,577,277.111
	John Gillespie	12,522,957,659.567	211,918,718.665
	Mark D. Nerud	12,521,635,321.657	213,241,056.575
	William R. Rybak	12,517,827,932.822	217,048,445.410
	Edward Wood	12,524,673,271.334	210,203,106.897
	Patricia A. Woodworth	12,527,999,444.582	206,876,933.650
	Eric O. Anyah	12,519,516,847.044	215,359,531.188
	Mark S. Wehrle	12,520,828,580.062	214,047,798.170

2	Shareholders holding Class A Shares of each Fund of the Trust, voting separately: To approve an amended and restated Distribution Plan for the Class A shares of each Fund of the Trust.
	Fund Names	Affirmative Votes	Negative Votes	Abstentions
	JNL/American Funds® Blue Chip Income and Growth Fund	154,624,769.085	2,804,541.714	3,074,086.768
	JNL/American Funds Growth-Income Fund	231,300,340.782	4,111,254.424	5,204,687.112
	JNL Institutional Alt 20 Fund	88,701,246.681	1,672,888.675	5,296,225.134
	JNL Institutional Alt 35 Fund	107,951,308.399	3,322,359.083	4,077,011.914
	JNL Institutional Alt 50 Fund	148,204,880.422	2,616,462.123	4,687,862.168
	JNL Alt 65 Fund	33,773,433.138	640,859.506	634,784.808
	JNL/American Funds Balanced Allocation Fund	133,343,700.661	1,980,990.092	5,258,995.250
	JNL/American Funds Growth Allocation Fund	104,553,665.542	1,683,901.632	2,681,101.938
	JNL/Franklin Templeton Founding Strategy Fund	109,055,828.298	1,667,848.047	2,428,930.225
	JNL/Mellon Capital 10 x 10 Fund	36,227,153.036	851,040.756	704,339.439
	JNL/Mellon Capital Index 5 Fund	65,776,793.241	1,443,775.300	1,894,005.929
	JNL/MMRS Conservative Fund	32,568,952.589	1,000,142.217	1,260,400.705
	JNL/MMRS Growth Fund	4,113,240.572	160,416.194	33,115.268
	JNL/MMRS Moderate Fund	15,392,025.151	487,523.257	1,428,425.800
	JNL/S&P 4 Fund	381,813,905.304	7,486,156.311	9,171,308.324
	JNL/S&P Managed Conservative Fund	114,749,714.399	1,567,554.982	3,741,513.169
	JNL/S&P Managed Moderate Fund	214,269,408.235	4,369,683.812	9,780,090.776
	JNL/S&P Managed Moderate Growth Fund	361,047,867.448	10,750,309.884	13,853,395.400
	JNL/S&P Managed Growth Fund	296,193,162.787	7,911,196.079	12,428,193.540
	JNL/S&P Managed Aggressive Growth Fund	96,331,541.536	2,897,142.912	2,581,284.342
	JNL Disciplined Moderate Fund	111,358,570.891	1,868,502.188	3,144,057.267
	JNL Disciplined Moderate Growth Fund	152,488,494.685	2,403,293.654	4,601,830.495
	JNL Disciplined Growth Fund	80,620,835.296	1,806,625.924	3,227,093.013
	JNL/American Funds Balanced Fund (formerly JNL/Capital Guardian Global Balanced Fund)	43,251,891.064	254,063.487	855,545.901
	JNL/American Funds Global Bond Fund	44,985,429.678	396,899.092	787,198.260
	JNL/American Funds Global Small Capitalization Fund	37,594,269.646	597,334.656	479,210.511
	JNL/American Funds International Fund	98,686,178.375	1,265,850.418	1,277,079.377
	JNL/American Funds New World Fund	89,940,225.259	1,452,657.468	1,042,914.046
	JNL Multi-Manager Alternative Fund	95,174,627.753	16,794.304	0.000
	JNL Multi-Manager Mid Cap Fund	78,166,116.816	14,959.747	40,665.658
	JNL Multi-Manager Small Cap Growth Fund	60,694,513.720	743,467.284	748,847.884
	JNL Multi-Manager Small Cap Value Fund	73,910,767.714	636,812.412	507,470.044
	JNL/AB Dynamic Asset Allocation Fund	2,997,287.273	43,261.761	153,745.132
	JNL/AQR Large Cap Relaxed Constraint Equity Fund (formerly, JNL/Goldman Sachs U.S. Equity Flex Fund)	32,081,127.139	533,825.434	560,691.614
	JNL/AQR Managed Futures Strategy Fund	73,342,628.492	268,815.403	388,199.598
	JNL/BlackRock Global Allocation Fund	308,835,696.104	6,182,089.509	5,889,746.795
	JNL/BlackRock Large Cap Select Growth Fund	89,410,106.286	777,866.032	672,775.416
	JNL/BlackRock Natural Resources Fund	100,400,574.691	1,964,229.524	1,341,481.860
	JNL/Boston Partners Global Long Short Equity Fund	64,067,494.519	54,149.801	52,892.395
	JNL/Brookfield Global Infrastructure and MLP Fund	71,330,806.614	1,205,184.136	728,688.560
	JNL/Causeway International Value Select Fund	89,483,966.696	575,040.280	208,217.016
	JNL/Crescent High Income Fund	62,077,697.377	72,402.518	135,033.932
	JNL/DFA Growth Allocation Fund	287,024.395	0.000	0.000
	JNL/DFA Moderate Allocation Fund	173,217.836	0.000	0.000
	JNL/DFA U.S. Core Equity Fund	83,647,310.172	966,090.020	1,337,462.223
	JNL/DoubleLine® Emerging Markets Fixed Income Fund	39,687,757.022	9,604.569	26,001.639
	JNL/DoubleLine® Shiller Enhanced CAPE® Fund	66,385,775.543	70,862.529	306,300.670
	JNL/FPA + DoubleLine® Flexible Allocation Fund	181,200,964.456	3,096,942.204	2,359,806.532
	JNL/Franklin Templeton Global Fund (formerly, JNL/Franklin Templeton Global Growth Fund)	92,085,155.503	663,103.132	403,453.969
	JNL/Franklin Templeton Global Multisector Bond Fund	163,032,923.671	1,450,484.681	963,667.022
	JNL/Franklin Templeton Income Fund	208,882,467.743	2,192,962.927	3,293,228.493
	JNL/Franklin Templeton International Small Cap Growth Fund	55,674,449.641	1,640,082.464	1,110,649.301
	JNL/Franklin Templeton Mutual Shares Fund	102,621,346.570	774,168.266	857,473.697
	JNL/Goldman Sachs Core Plus Bond Fund	93,993,456.177	947,968.170	1,070,144.889
	JNL/Goldman Sachs Emerging Markets Debt Fund	29,175,838.818	229,878.306	120,976.532
	JNL/Harris Oakmark Global Equity Fund	26,498,642.726	4,621.771	17,560.020
	JNL/Invesco China-India Fund	57,831,294.337	1,041,276.998	708,778.574
	JNL/Invesco Global Real Estate Fund	198,717,216.285	2,162,842.704	1,625,681.089
	JNL/Invesco International Growth Fund	102,717,623.504	2,140,419.631	882,621.299
	JNL/Invesco Mid Cap Value Fund	38,163,767.094	334,170.934	289,625.338
	JNL/Invesco Small Cap Growth Fund	69,256,750.556	848,600.261	669,247.496
	JNL/JPMorgan MidCap Growth Fund	58,154,584.909	619,950.126	388,337.666
	JNL/JPMorgan U.S. Government & Quality Bond Fund	101,761,686.489	1,544,268.098	1,514,460.852
	JNL/Lazard Emerging Markets Fund	90,094,572.824	710,589.326	645,101.306
	JNL/Mellon Capital Emerging Markets Index Fund	134,471,265.671	1,585,257.058	816,265.005
	JNL/Mellon Capital European 30 Fund	29,810,296.004	484,035.974	288,935.633
	JNL/Mellon Capital Pacific Rim 30 Fund	16,062,738.333	249,219.456	94,951.604
	JNL/Mellon Capital MSCI KLD 400 Social Index Fund	308,123.828	0.000	0.000
	JNL/Mellon Capital S&P 500 Index Fund	327,810,262.558	6,108,224.881	4,950,451.693
	JNL/Mellon Capital S&P 400 MidCap Index Fund	130,274,639.711	2,523,562.892	1,542,128.000
	JNL/Mellon Capital Small Cap Index Fund	120,303,795.348	1,908,203.404	1,579,756.737
	JNL/Mellon Capital International Index Fund	140,272,525.233	1,968,365.975	1,129,909.524
	JNL/Mellon Capital Bond Index Fund	95,183,510.246	1,441,443.116	803,294.316
	JNL/Mellon Capital Utilities Sector Fund	5,610,195.175	195,480.593	86,358.102
	JNL/MFS Mid Cap Value Fund (formerly, JNL/Goldman Sachs Mid Cap Value Fund)	72,790,449.467	1,227,962.970	988,405.815
	JNL/Neuberger Berman Strategic Income Fund	55,004,977.676	931,731.697	738,045.948
	JNL/Oppenheimer Emerging Markets Innovator Fund	36,847,555.785	11,745.605	2,273.493
	JNL/Oppenheimer Global Growth Fund	131,953,243.169	1,491,911.848	997,918.763
	JNL/PIMCO Real Return Fund	211,738,901.840	2,480,181.011	2,245,905.339
	JNL/PIMCO Total Return Bond Fund	265,359,650.880	4,196,143.399	3,634,744.602
	JNL/PPM America Floating Rate Income Fund	139,904,229.874	2,899,477.423	2,026,781.450
	JNL/PPM America High Yield Bond Fund	167,112,148.611	1,739,703.227	1,590,303.255
	JNL/PPM America Mid Cap Value Fund	47,610,184.648	721,279.817	718,381.661
	JNL/PPM America Small Cap Value Fund	56,589,719.659	888,339.224	758,534.796
	JNL/PPM America Total Return Fund	106,732,982.793	491,477.772	329,766.439
	JNL/PPM America Value Equity Fund	10,874,048.711	85,732.453	103,462.656
	JNL/Red Rocks Listed Private Equity Fund	46,403,210.066	1,114,627.627	824,808.397
	JNL/Scout Unconstrained Bond Fund	110,751,774.667	124,636.767	88,328.937
	JNL/T. Rowe Price Established Growth Fund	184,260,387.352	1,611,066.492	1,465,885.044
	JNL/T. Rowe Price Mid-Cap Growth Fund	99,334,384.611	1,934,415.106	998,799.565
	JNL/T. Rowe Price Short-Term Bond Fund	160,833,447.927	1,500,501.870	1,781,978.369
	JNL/T. Rowe Price Value Fund	275,479,850.878	1,497,210.170	1,104,204.850
	JNL/Westchester Capital Event Driven Fund	34,119,410.277	0.000	0.000
	JNL/WMC Balanced Fund	291,537,299.533	5,053,876.683	8,721,286.785
	JNL/WMC Government Money Market Fund (formerly, JNL/WMC Money Market Fund)	1,317,164,176.711	56,186,301.527	21,622,998.513
	JNL/WMC Value Fund	69,696,012.670	680,101.435	255,338.640
	JNL/S&P Competitive Advantage Fund	193,998,502.190	1,368,505.344	988,019.759
	JNL/S&P Dividend Income & Growth Fund	356,349,101.479	5,139,638.005	3,485,931.032
	JNL/S&P Intrinsic Value Fund	199,329,043.133	1,567,567.726	718,537.819
	JNL/S&P Total Yield Fund	174,729,254.070	584,304.984	381,251.037
	JNL/S&P Mid 3 Fund	25,324,495.982	494,838.785	241,365.958
	JNL/S&P International 5 Fund	3,072,766.621	4,321.122	20,766.910

3	All Shareholders of the Series of the Trust: To approve an amended and restated Declaration of Trust.
	Affirmative Votes	Negative Votes	Abstentions
	12,320,949,310.224	196,816,032.256	217,111,035.752

4
Shareholders of the JNL/Crescent High Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, and JNL Disciplined Growth Fund, voting separately:  To approve revisions to a fundamental policy regarding industry concentration.

	Fund Names	Affirmative Votes	Negative Votes	Abstentions
	JNL/Crescent High Income Fund	62,090,056.520	60,043.374	135,033.932
	JNL/DoubleLine® Emerging Markets Fixed Income Fund	39,697,361.591	0.000	26,001.639
	JNL Disciplined Moderate Fund	110,722,243.546	2,204,481.067	3,444,405.732
	JNL Disciplined Moderate Growth Fund	152,338,009.752	2,103,773.733	5,051,835.349
	JNL Disciplined Growth Fund	81,225,258.696	1,185,923.819	3,243,371.718

5	Shareholders of the JNL Multi-Manager Small Cap Value Fund: To approve revisions to a fundamental policy regarding oil and gas investments.
	Fund Name	Affirmative Votes	Negative Votes	Abstentions
	JNL Multi-Manager Small Cap Value Fund	73,949,710.811	509,957.940	626,727.940

	Joint Special Meeting Held on June 22, 2017
6	Shareholders of the JNL/FPA + DoubleLine® Flexible Allocation Fund: To approve revisions to a fundamental policy regarding the purchases or sales of physical commodities.
	Fund Name	Affirmative Votes	Negative Votes	Abstentions
	JNL/FPA + DoubleLine® Flexible Allocation Fund	181,755,457.724	2,262,358.532	2,692,914.362

7	Each Fund's Shareholders of the Trust except for the JNL/Lazard Emerging Markets Fund, voting separately: To approve revisions to a fundamental policy regarding borrowing restrictions.
	Fund Names	Affirmative Votes	Negative Votes	Abstentions
	JNL/American Funds® Blue Chip Income and Growth Fund	154,581,435.432	2,746,287.034	3,196,339.043
	JNL/American Funds Growth-Income Fund	230,377,515.908	4,608,678.949	5,655,965.947
	JNL Institutional Alt 20 Fund	89,111,865.213	1,753,387.042	4,805,108.235
	JNL Institutional Alt 35 Fund	108,180,281.193	3,348,155.055	3,822,243.148
	JNL Institutional Alt 50 Fund	147,880,259.502	2,831,582.486	4,797,362.725
	JNL Alt 65 Fund	33,929,131.151	356,552.883	763,393.418
	JNL/American Funds Balanced Allocation Fund	133,667,953.443	1,861,548.327	5,054,184.234
	JNL/American Funds Growth Allocation Fund	104,366,118.397	1,776,874.367	2,775,676.348
	JNL/Franklin Templeton Founding Strategy Fund	108,608,154.279	1,388,522.789	3,155,929.501
	JNL/Mellon Capital 10 x 10 Fund	35,975,504.128	1,062,377.997	744,651.106
	JNL/Mellon Capital Index 5 Fund	65,545,055.901	1,638,522.613	1,930,995.956
	JNL/MMRS Conservative Fund	32,428,150.664	927,442.385	1,473,902.462
	JNL/MMRS Growth Fund	4,090,437.252	183,219.514	33,115.268
	JNL/MMRS Moderate Fund	15,038,026.159	881,473.367	1,388,474.680
	JNL/S&P 4 Fund	381,551,326.142	6,894,464.207	10,025,579.590
	JNL/S&P Managed Conservative Fund	113,512,080.554	3,009,159.710	3,537,542.286
	JNL/S&P Managed Moderate Fund	213,114,786.420	5,632,137.406	9,672,258.997
	JNL/S&P Managed Moderate Growth Fund	361,028,966.400	10,654,691.764	13,967,914.567
	JNL/S&P Managed Growth Fund	293,394,343.927	10,827,175.157	12,311,033.322
	JNL/S&P Managed Aggressive Growth Fund	96,115,224.872	2,786,206.660	2,908,537.257
	JNL Disciplined Moderate Fund	111,612,047.293	2,240,523.371	2,518,559.682
	JNL Disciplined Moderate Growth Fund	151,144,185.008	2,584,062.260	5,765,371.566
	JNL Disciplined Growth Fund	80,917,264.910	1,683,481.545	3,053,807.778
	JNL/American Funds Balanced Fund (formerly JNL/Capital Guardian Global Balanced Fund)	43,039,767.605	461,758.769	911,047.644
	JNL/American Funds Global Bond Fund	44,909,981.186	426,939.090	848,317.355
	JNL/American Funds Global Small Capitalization Fund	37,490,405.461	609,813.855	578,298.377
	JNL/American Funds International Fund	98,653,670.805	1,242,925.746	1,360,366.811
	JNL/American Funds New World Fund	90,083,207.264	1,322,351.756	1,052,888.598
	JNL Multi-Manager Alternative Fund	95,174,627.753	16,047.216	747.088
	JNL Multi-Manager Mid Cap Fund	78,149,887.116	14,959.747	56,895.359
	JNL Multi-Manager Small Cap Growth Fund	60,632,376.945	898,299.006	699,196.326
	JNL Multi-Manager Small Cap Value Fund	73,815,322.936	540,745.720	730,328.035
	JNL/AB Dynamic Asset Allocation Fund	3,022,347.070	51,429.948	120,517.148
	JNL/AQR Large Cap Relaxed Constraint Equity Fund (formerly, JNL/Goldman Sachs U.S. Equity Flex Fund)	31,989,577.276	591,162.114	608,728.138
	JNL/AQR Managed Futures Strategy Fund	73,264,242.687	238,104.895	515,570.682
	JNL/BlackRock Global Allocation Fund	308,372,027.232	6,135,236.291	6,424,281.675
	JNL/BlackRock Large Cap Select Growth Fund	89,391,959.384	781,391.773	737,176.846
	JNL/BlackRock Natural Resources Fund	100,579,755.937	1,795,628.987	1,409,265.065
	JNL/Boston Partners Global Long Short Equity Fund	64,066,362.576	39,215.826	68,958.312
	JNL/Brookfield Global Infrastructure and MLP Fund	71,266,596.185	1,138,760.593	882,997.693
	JNL/Causeway International Value Select Fund	89,537,184.198	434,612.423	340,342.560
	JNL/Crescent High Income Fund	62,090,056.520	60,043.374	135,033.932
	JNL/DFA Growth Allocation Fund	287,024.395	0.000	0.000
	JNL/DFA Moderate Allocation Fund	173,217.836	0.000	0.000
	JNL/DFA U.S. Core Equity Fund	83,799,920.297	948,877.932	1,230,091.665
	JNL/DoubleLine® Emerging Markets Fixed Income Fund	39,697,361.591	0.000	26,001.639
	JNL/DoubleLine® Shiller Enhanced CAPE® Fund	66,385,005.241	49,754.681	328,178.821
	JNL/FPA + DoubleLine® Flexible Allocation Fund	181,622,508.494	2,659,310.387	2,428,911.736
	JNL/Franklin Templeton Global Fund (formerly, JNL/Franklin Templeton Global Growth Fund)	92,106,044.850	679,815.208	411,951.752
	JNL/Franklin Templeton Global Multisector Bond Fund	163,553,790.058	906,501.515	1,009,319.058
	JNL/Franklin Templeton Income Fund	208,599,452.618	2,343,085.367	3,478,067.806
	JNL/Franklin Templeton International Small Cap Growth Fund	56,008,202.932	1,436,668.337	1,014,814.510
	JNL/Franklin Templeton Mutual Shares Fund	102,746,219.750	790,578.574	768,759.125
	JNL/Goldman Sachs Core Plus Bond Fund	94,033,295.535	971,485.970	1,044,713.517
	JNL/Goldman Sachs Emerging Markets Debt Fund	29,158,224.465	199,357.433	187,149.500
	JNL/Harris Oakmark Global Equity Fund	26,473,215.680	28,708.172	18,900.666
	JNL/Invesco China-India Fund	58,084,351.986	883,639.846	654,787.951
	JNL/Invesco Global Real Estate Fund	198,964,951.524	1,982,069.374	1,649,286.285
	JNL/Invesco International Growth Fund	103,485,914.364	1,354,546.348	952,494.018
	JNL/Invesco Mid Cap Value Fund	38,196,211.794	327,865.965	276,276.964
	JNL/Invesco Small Cap Growth Fund	69,233,555.904	841,594.649	736,854.662
	JNL/JPMorgan MidCap Growth Fund	58,155,669.320	651,918.392	365,225.880
	JNL/JPMorgan U.S. Government & Quality Bond Fund	101,843,749.914	1,484,160.998	1,549,782.598
	JNL/Mellon Capital Emerging Markets Index Fund	134,648,497.551	1,381,007.509	860,719.791
	JNL/Mellon Capital European 30 Fund	29,821,706.274	468,533.927	295,201.497
	JNL/Mellon Capital Pacific Rim 30 Fund	16,110,862.321	213,852.798	88,433.333
	JNL/Mellon Capital MSCI KLD 400 Social Index Fund	308,123.828	0.000	0.000
	JNL/Mellon Capital S&P 500 Index Fund	328,210,212.760	5,914,788.790	5,014,109.896
	JNL/Mellon Capital S&P 400 MidCap Index Fund	130,695,342.046	2,148,090.232	1,576,143.825
	JNL/Mellon Capital Small Cap Index Fund	120,495,449.863	1,844,676.653	1,531,924.353
	JNL/Mellon Capital International Index Fund	140,700,530.353	1,582,492.159	1,200,272.359
	JNL/Mellon Capital Bond Index Fund	95,543,941.368	1,136,085.911	866,130.052
	JNL/Mellon Capital Utilities Sector Fund	5,636,582.011	158,713.797	96,738.063
	JNL/MFS Mid Cap Value Fund (formerly, JNL/Goldman Sachs Mid Cap Value Fund)	73,612,923.896	1,486,973.955	932,936.576
	JNL/Neuberger Berman Strategic Income Fund	55,005,919.846	889,413.950	781,247.729
	JNL/Oppenheimer Emerging Markets Innovator Fund	36,859,301.390	1,325.960	947.533
	JNL/Oppenheimer Global Growth Fund	131,848,743.122	1,556,189.152	1,136,692.304
	JNL/PIMCO Real Return Fund	212,122,033.334	2,355,808.853	2,064,639.495
	JNL/PIMCO Total Return Bond Fund	267,204,018.761	3,556,871.691	3,752,972.943
	JNL/PPM America Floating Rate Income Fund	140,251,761.087	2,358,204.212	2,220,523.448
	JNL/PPM America High Yield Bond Fund	167,751,018.394	1,902,857.432	1,682,040.808
	JNL/PPM America Mid Cap Value Fund	47,354,264.665	909,251.076	791,044.800
	JNL/PPM America Small Cap Value Fund	56,596,922.309	857,043.925	798,872.028
	JNL/PPM America Total Return Fund	106,455,464.630	738,497.056	360,265.319
	JNL/PPM America Value Equity Fund	11,002,867.197	82,335.340	95,759.463
	JNL/Red Rocks Listed Private Equity Fund	46,432,829.148	1,099,832.154	859,421.228
	JNL/Scout Unconstrained Bond Fund	110,727,232.694	149,178.740	88,328.937
	JNL/T. Rowe Price Established Growth Fund	186,095,789.779	1,620,217.343	1,632,237.106
	JNL/T. Rowe Price Mid-Cap Growth Fund	101,173,494.138	1,671,061.331	1,129,714.653
	JNL/T. Rowe Price Short-Term Bond Fund	160,127,171.293	1,458,242.181	2,559,365.986
	JNL/T. Rowe Price Value Fund	275,414,286.329	1,530,640.226	1,194,722.871
	JNL/Westchester Capital Event Driven Fund	34,119,410.277	0.000	0.000
	JNL/WMC Balanced Fund	290,244,678.266	6,040,583.179	9,093,428.304
	JNL/WMC Government Money Market Fund (formerly, JNL/WMC Money Market Fund)	1,304,808,846.660	58,472,003.880	39,313,170.570
	JNL/WMC Value Fund	71,171,745.463	671,966.599	265,447.703
	JNL/S&P Competitive Advantage Fund	194,230,747.525	1,265,007.705	888,557.676
	JNL/S&P Dividend Income & Growth Fund	356,137,265.649	5,459,645.910	3,481,924.632
	JNL/S&P Intrinsic Value Fund	199,109,174.720	1,690,255.516	851,451.824
	JNL/S&P Total Yield Fund	174,832,497.656	508,971.691	375,174.816
	JNL/S&P Mid 3 Fund	25,211,150.352	588,738.090	261,943.552
	JNL/S&P International 5 Fund	3,041,420.237	35,667.506	20,766.910

8	Shareholders of the JNL/PPM America Total Return Fund of the Trust: To approve the elimination of a fundamental policy regarding borrowing restrictions.
	Fund Names	Affirmative Votes	Negative Votes	Abstentions
	JNL/PPM America Total Return Fund	106,455,464.630	738,497.056	360,265.319

(d)	Not Applicable.